Exhibit 99.1

Nasdaq Symbol USPI May 2005

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward- looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW Strong revenue and net income growth Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with leading not-for-profit health care systems Experienced management team focusing on facility level operating discipline and partnering with not-for- profit health care systems Leading operator of short stay surgical facilities in the U.S. and United Kingdom

FACILITIES 87 surgical facilities world-wide England Non-JV JV

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX (1) Overview High margin, elective procedures 40% orthopedic and pain management Over 80% private pay Insurance companies favor low cost providers Low exposure to government reimbursement fluctuations 8% Medicare worldwide 2004 Payor Mix 2004 Revenue Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 8 8 13 5 7 5 40 Orthopedic & Pain Mgmt Other Ophthalmology Plastic Gastrointestinal Ear, Nose & Throat Gynecology General Surgery 14% 8% 8% 13% 5% 7% 5% 40% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 76 2 10 12 Private Insurance Self-Pay Other Government 76% 12% 10% 2%

INDUSTRY OVERVIEW

SURGERY CENTER BENEFITS ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families A cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput Lower capital costs

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Freestanding Facility Outpatient Surgeries 1996 4.8 1998 5.8 2000 6.7 2002 7.2 2004E 8.3 Outpatient surgery at ambulatory surgery centers has consistently grown over the last 20 years

OPPORTUNITIES IN UNITED KINGDOM Approximately 30% of the population in the Greater London market accesses the private health care market Physician-driven health care Inherent limitations of National Health System Strategically located facilities Strong management team ? London

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH Same Facility Results ($ in millions) Domestic Net Revenue United Kingdom Net Revenue $21 $23 Q1 2005 Q1 2004 8% $153 $163 7% Q1 2005 Q1 2004

STRONG FACILITY OPERATIONS USPI's EDGE - Every Day Giving Excellence Efficient processes maximize physician productivity and clinical services Staffing flexibility - reduces daily costs Salaries, wages and benefits are 26% of total net revenues Emphasis on facility operations drives volume and efficiencies

DEVELOPMENT STRATEGY USPI will continue to implement a two- pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets Majority of facility growth will come through de novo developments

HEALTH CARE SYSTEM PARTNERS Promotes physician alignment Leverages USPI's expertise Vehicle for expanding network 49 facilities in partnership with health care system partners (Las Vegas, Phoenix and 3 in S. California) BON SECOURS HEALTH SYSTEM, INC.

DE NOVO DEVELOPMENTS 17 of 18 de novo projects include a hospital partner Under Development Arizona 1 California 2 Michigan 1 Nevada 1 Texas 4 Virginia 1 Under Construction (Hospital Partner) Baton Rouge, Louisiana Dallas, Texas (Baylor Health Care System) (3) Houston, Texas (Memorial Herrmann) Kansas City, Missouri (Ascension) New Jersey (Meridian) Southern California (Catholic Healthcare West) (1)

FINANCIAL OVERVIEW

SAME FACILITY OPERATING INCOME MARGINS 25% 27% 29% 30% United Kingdom U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners Q1 2005

MARGIN FACTORS IN THE 3RD & 4TH QUARTERS OF 2004 De novo developments lower margin in the short term 10 de novos opened in 2004 2 were surgical hospitals Changes in workers compensation payment and lapse of managed care contract, July 1, 2004 Lowered same facility margin

STRONG REVENUE GROWTH (1) ($ in millions) U.S U.K. (1) Continuing operations $243.8 80% 20% 2002 $310.6 80% 20% 2003 27% $389.5 2004 25% 78% 22% $90.4 Q1 2004 $115.7 28% Q1 2005 23% 20% 77% 80%

RAPID EPS GROWTH (1) (1) Continuing operations $0.88 $0.64 2002 2003 37% $1.15 31% 2004 $0.27 Q1 2004 $0.36 Q1 2005 33%

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization March 2005 $ 102.4 $ 119.1 149.0 $ 268.1 487.5 $ 755.6

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capital Expansion Capital De Novo Investment (7) Net Change in Ownership Cash Available for Acquisitions Acquisitions (13) 2004 $ 91 (14) 77 (10) (6) (13) $ 48 $112 Q1 2005 $ 42 (3) 39 (3) (1) (21) $ 14 -

Earnings Per Share 2004 $1.15 MILEPOSTS FOR SUCCESS Earnings Per Share $1.54-$1.58 2005

Nasdaq Symbol USPI